EXHIBIT 32.1 (c)

CERTIFICATION PURSUANT TO SECTION
1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Co-Chairman and Chief Executive Officer of Optimal Group Inc. (the “Company”), does hereby certify that to the best of the undersigned’s knowledge:

1)	the Company’s Quarterly Report on Form 10-Q/A (Amendment No. 2) to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2004 as amended and restated on November 5, 2004 by Form 10-Q/A (Amendment No. 1) (the “Report”) as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2004

By:	/s/ Neil S. Wechsler
Neil S. Wechsler Co-Chairman and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of this report or as a separate disclosure document.